UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

_______________________

Date of Report (Date of earliest event reported): May 27, 2021

PERMA-PIPE INTERNATIONAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32530	36-3922969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6410 West Howard Street, Niles, Illinois 60714

(Address of principal executive offices, including zip code)

(847) 966-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	PPIH	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 26, 2021, Perma-Pipe International Holdings, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below is information regarding the results of the matters voted on by the Company’s stockholders at the Annual Meeting.

Proposal 1.     Elect five directors to hold office until the Company’s 2022 Annual Meeting of Stockholders and until their successors are otherwise duly elected and qualified:

Director Nominee	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
David S. Barrie	4,830,054	547,487	3,005	814,719
Cynthia A. Boiter	5,242,248	137,093	1,205	814,719
David B. Brown	5,247,439	132,182	925	814,719
David J. Mansfield	5,300,363	79,258	925	814,719
Jerome T. Walker	5,224,399	144,929	11,218	814,719

All directors were elected with over 89% of the shares voted at the Annual Meeting voting for their re-election compared to approximately 95% of the shares voted at the 2020 Annual Meeting of Stockholders.

Proposal 2.     Advisory vote to approve the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,221,200	43,098	116,248	814,719

The Company's proposal regarding the compensation of the named executive officers was approved by almost 99% of the shares voted at the Annual Meeting.

Proposal 3. Ratify the selection of Grant Thornton LLP ("Grant Thornton") as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2022:

Votes For	Votes Against	Abstentions
5,983,451	3,080	208,734

The Company's proposal regarding the selection of Grant Thornton was approved by over 99% of the shares voted at the Annual Meeting.

Proposal 4. Approve the 2021 Omnibus Stock Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,171,462	82,259	126,825	814,719

The Company's proposal regarding the approval of the 2021 Omnibus Stock Incentive Plan was approved by over 98% of the shares voted at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERMA-PIPE INTERNATIONAL HOLDINGS, INC.

Date: May 27, 2021	By: /s/ D. Bryan Norwood
D. Bryan Norwood
Vice President and Chief Financial Officer